EXHIBIT 8(o)

                   SECOND AMENDMENT TO PARTICIPATION AGREEMENT

                                                                    Exhibit 8(o)

                   SECOND AMENDMENT TO PARTICIPATION AGREEMENT

Valley Forge Life Insurance Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation hereby amend the Participation Agreement ("Agreement") dated September 1, 1996, as amended, by doing the following:

        The Schedule A of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule A attached hereto.

        The Schedule C of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule attached hereto.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures, intending that this Amendment be effective as of the 23rd day of May, 2002.

VALLEY FORGE LIFE INSURANCE COMPANY

By:  /s/ Carol Kuntz
   -----------------------------
Name:  Carol Kuntz
Title:  AVP

VARIABLE INSURANCE PRODUCTS FUNDS

By:  /s/ Maria Dwyer
   -----------------------------
Name:  Maria Dwyer
Title:  Treasurer

FIDELITY DISTRIBUTORS CORPORATION

By:  /s/ Mike Kellogg
   -----------------------------
Name:  Mike Kellogg
Title:  Executive Vice President


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                                   Schedule A
                                   ----------
                   Separate Accounts and Associated Contracts
                   ------------------------------------------

Name of Separate Account and                                Policy Form Numbers of Contracts
Date Established by Board of Directors                      Funded By Separate Account
--------------------------------------                      --------------------------

Valley Forge Life Insurance Company                         CNA Capital Select Variable Annuity
Variable Annuity Separate Account                           Form V100-1128-A; Sec Regis 333-01087
(October 18, 1995)
                                                            CNA Capital Select Plus Variable Annuity
                                                            Form VA-101; Sec Regis. 333-85511

                                                            CNA Capital A Advantage Variable Annuity
                                                            Firm VA-103; See Regis. 333-85511

Valley Forge Life Insurance Company                         CNA Capital Select Variable Universal Life
Variable Life Separate Account-                             Form V100-1132-A; See Regis 333-01949
(October 18, 1995)
                                                            Modified Single Premium Variable and
                                                            Fixed Life Insurance Policy
                                                            Form VUL 102; See Regis 333-47106

                                                            Modified Single Premium Variable and
                                                            Fixed Last to Die Life Insurance Policy
                                                            Form VUL 103; See Regis 333-47106

                                                            Flexible Premium Variable and
                                                            Fixed Life Insurance Policy
                                                            Form VUL 104; See Regis. 333-48988

                                                            Flexible Premium Variable and Fixed
                                                            Last to Die Life Insurance Policy
                                                            Form VUL 105; See Regis. 333-48988

                                                            Flexible Premium Dimension One
                                                            Variable Universal Life Insurance Policy
                                                            Form VUL 101; See Regis 333-94575


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                                   Schedule C
                                   ----------

Other investment companies currently available under variable annuities or variable life insurance issued by the company:

FUND CHOICES:

Federated Advisors                     High Income Bond Fund
                                       Utility Fund
                                       Prime Money Fund (Money Market)

Fidelity                               Equity Income Portfolio
                                       Asset Manager Portfolio
                                       Contrafund Portfolio
                                       Index 500 Portfolio

Fred Alger                             American Growth Portfolio
                                       Midcap Growth Portfolio
                                       Small Cap Portfolio
                                       American Leveraged All Cap Portfolio

MFS                                    Emerging Growth Series
                                       Research Series
                                       Total Return Series
                                       Investors Trust Series

SoGen                                  Overseas Portfolio

Van Eck                                Emerging Mkts Fund
                                       Hard Assets Fund

Alliance Capital                       Class B Shares
                                       Premier Growth Portfolio
                                       Growth and Income Portfolio

American Century                       VP Income & Growth Fund
                                       VP Value Fund

Franklin Templeton                     Class 2 Shares
                                       Asset Strategy Fund
                                       Developing Markets Security Fund

Lazard Asset Management                Retirement Equity Portfolio
                                       Retirement Small Cap Portfolio

Morgan Stanley                         International Magnum Portfolio
                                       Emerging Markets Equity Portfolio

Janus Capital                          Institutional Shares and Service Shares
                                       Series Growth Portfolio
                                       Capital Appreciation Portfolio
                                       Balanced Portfolio
                                       International Growth Portfolio
                                       Worldwide Growth Portfolio
                                       Flexible Income Portfolio